UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)-777-0102

Date of fiscal year end: May 31

Date of reporting period: August 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FORM N-Q

AUGUST 31, 2017

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 95.6%
CONSUMER DISCRETIONARY - 16.0%
Auto Components - 1.4%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	3,670,000		$3,776,613	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,240,000		1,255,500	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,930,000		2,031,325	(a)

Total Auto Components					7,063,438

Diversified Consumer Services - 1.0%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	145,297	(c)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	3,510,000		3,887,325	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		196,331
Service Corp. International, Senior Notes	7.500%	4/1/27	770,000		920,150

Total Diversified Consumer Services					5,149,103

Hotels, Restaurants & Leisure - 4.5%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	980,000		1,010,625	(a)
Aramark Services Inc., Senior Notes	5.000%	4/1/25	1,100,000		1,163,580	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	937,444		937,444	(a)(b)(d)(e)
Brinker International Inc., Senior Notes	5.000%	10/1/24	2,270,000		2,247,300	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,190,000		1,273,300	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	730,000		781,100
CCM Merger Inc., Senior Notes	6.000%	3/15/22	1,272,000		1,326,060	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	570,000		598,500
EI Group PLC, Senior Secured Bonds	6.500%	12/6/18	1,589,000	GBP	2,190,863
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	850,000		924,375
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	2,060,000		2,157,644
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,420,000		1,508,750
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	1,110,000		1,157,175	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	440,000		470,800	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,485,000		1,607,513	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	3,670,000		3,853,500	(a)

Total Hotels, Restaurants & Leisure					23,208,529

Household Durables - 0.4%
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.625%	8/15/25	2,250,000		2,193,750	(a)

Leisure Products - 0.2%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	940,000		730,850	(a)

Media - 5.8%
AMC Entertainment Holdings Inc., Senior Subordinated Notes	6.125%	5/15/27	530,000		498,863
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	780,000		824,850	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	1,150,000		1,224,750	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,360,000		3,605,221
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	570,000		657,094
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,090,000		1,181,288
DISH DBS Corp., Senior Notes	5.875%	11/15/24	690,000		746,925
DISH DBS Corp., Senior Notes	7.750%	7/1/26	560,000		658,700
EW Scripps Co., Senior Notes	5.125%	5/15/25	1,110,000		1,126,650	(a)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	20,000		24,279

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - (continued)
iHeartCommunications Inc., Senior Notes (12.000% Cash, 2.000% PIK)	14.000%	2/1/21	1,021,337	$206,182	(b)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	670,000	703,500	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	2,710,000	2,862,437	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	4,560,000	4,941,991	(a)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	491,000	536,594
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	1,307,000	1,427,744
UBM PLC, Notes	5.750%	11/3/20	1,500,000	1,585,349	(a)
Viacom Inc., Senior Notes	4.375%	3/15/43	840,000	724,214
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,070,000	2,178,675	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,270,000	1,331,912	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	2,470,000	2,553,362	(a)

Total Media				29,600,580

Specialty Retail - 2.3%
American Greetings Corp., Senior Notes	7.875%	2/15/25	2,180,000	2,376,200	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	410,000	426,913	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	2,430,000	2,138,400	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,900,000	1,833,500
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	610,000	554,337	(a)
Lithia Motors Inc., Senior Notes	5.250%	8/1/25	950,000	973,750	(a)
PetSmart Inc., Senior Notes	7.125%	3/15/23	380,000	310,650	(a)
PetSmart Inc., Senior Notes	8.875%	6/1/25	1,280,000	1,068,800	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,830,000	1,884,900	(a)

Total Specialty Retail				11,567,450

Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	2,140,000	2,236,300	(a)

TOTAL CONSUMER DISCRETIONARY				81,750,000

CONSUMER STAPLES - 2.3%
Beverages - 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	890,000	902,237	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	310,000	324,725	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	543,000	575,852	(a)

Total Beverages				1,802,814

Food & Staples - 0.1%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	500,000	511,250	(a)

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	1,930,000	1,819,025	(a)

Food Products - 1.1%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	800,000	829,000	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,280,000	1,331,392	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	410,000	422,300	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	1,000,000	1,035,450	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,920,000	2,041,200	(a)

Total Food Products				5,659,342

Household Products - 0.3%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	510,000	545,700
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	364,438
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	380,000	409,450

Total Household Products				1,319,588

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	740,000	644,725
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	270,000	282,150	(a)

Total Tobacco				926,875

TOTAL CONSUMER STAPLES				12,038,894

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ENERGY - 20.1%
Energy Equipment & Services - 1.0%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	2,130,000	$2,119,350	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	400,000	316,000
SESI LLC, Senior Notes	6.375%	5/1/19	1,110,000	1,111,554
Transocean Inc., Senior Notes	9.000%	7/15/23	770,000	821,975	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	280,000	215,600
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	450,000	418,500	(a)

Total Energy Equipment & Services				5,002,979

Oil, Gas & Consumable Fuels - 19.1%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	58,623
Berry Petroleum Co. Escrow	—	—	580,000	0	*(d)(e)(f)
Berry Petroleum Co. Escrow	—	—	1,384,000	0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,600,000	1,652,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,640,000	1,910,600	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	680,000	707,200
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	1,960,000	2,114,350
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,720,000	2,733,600
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	110,000	101,200
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,000,000	1,780,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	560,000	497,700
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,000,000	987,500
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,100,000	1,028,500
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,440,000	1,224,864
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	304,121
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	30,000	30,150
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,260,000	1,388,394
Ecopetrol SA, Senior Notes	5.875%	9/18/23	262,000	291,344
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,820,000	1,777,867
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	91,490
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	147,388
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	550,624
Frontera Energy Corp., Senior Secured Notes (10.000% Cash or 14.000% PIK)	10.000%	11/2/21	1,410,000	1,575,675	(b)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	1,920,000	2,130,378	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	1,110,000	1,048,950
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	610,000	620,675
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,088,656
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,390,000	1,793,158
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	560,326	(c)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	740,000	768,950	(a)
Magnum Hunter Resources Corp. Escrow	—	—	3,390,000	0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,210,000	2,568,000	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	1,320,000	1,419,000
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,500,000	1,451,250
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	1,390,000	1,435,175	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,430,000	1,783,925	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,350,000	1,346,625
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,930,000	1,888,987
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	790,000	759,980
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	570,000	614,718	(c)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	970,000	969,680
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	1,400,000	1,436,750
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,632,000	1,601,808
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	1,100,000	1,217,964

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,190,000	$2,195,365
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	4,610,000	4,566,781
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	970,000	915,195
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	3,375,000	1,017,563	(c)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,170,000	1,255,703
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,535,000	2,921,080
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	1,097,000	1,161,723
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,285,000	1,361,736	(a)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	1,610,000	1,750,576	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	940,000	985,134	(a)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	2,850,000	3,060,187
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,020,000	1,151,325	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,070,000	1,174,325	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,070,000	1,101,185	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	740,000	824,079
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	290,000	307,915
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,710,000	1,487,700
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	3,880,000	2,977,900
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	922,284	899,227	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	1,390,000	1,433,438	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	1,480,000	1,539,200	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	220,000	227,838
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	610,000	666,425
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,400,000	1,489,250
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,500,000	1,957,110
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,500,000	1,567,500	(a)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	500,000	517,500	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	670,000	666,650
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	580,000	540,850
Williams Cos. Inc., Debentures	7.500%	1/15/31	340,000	409,700
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	1,670,000	1,665,825
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	698,700
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	624,510
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,510,000	1,574,175
WPX Energy Inc., Senior Notes	7.500%	8/1/20	430,000	466,550
WPX Energy Inc., Senior Notes	8.250%	8/1/23	230,000	253,575
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	820,000	933,570	(a)
YPF Sociedad Anonima, Senior Notes	8.750%	4/4/24	950,000	1,101,639	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	920,000	1,065,820	(a)

Total Oil, Gas & Consumable Fuels				97,972,669

TOTAL ENERGY				102,975,648

FINANCIALS - 15.7%
Banks - 6.5%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	540,000	571,050	(a)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	450,000	470,812	(a)
Bank of America Corp., Junior Subordinated Notes (3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	1,200,000	1,354,500	(g)(h)
Bank of America Corp., Notes	6.875%	4/25/18	390,000	402,697
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000	502,379
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000	1,621,327
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,520,000	3,153,609	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,430,000	3,946,644

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
Barclays PLC, Junior Subordinated Bonds (USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	420,000		$446,317	(g)(h)
Barclays PLC, Subordinated Notes	4.836%	5/9/28	350,000		364,524
BBVA Banco Continental SA, Subordinated Notes (5 year U.S. Treasury Constant Maturity Rate + 2.750%)	5.250%	9/22/29	240,000		261,751	(a)(g)
BNP Paribas SA, Junior Subordinated Notes (USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,360,000		1,536,800	(a)(g)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	470,000		509,903
CIT Group Inc., Senior Notes	5.000%	8/1/23	2,070,000		2,253,712
Citigroup Inc., Junior Subordinated Bonds (3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	660,000		719,400	(g)(h)
Credit Agricole SA, Junior Subordinated Notes (3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	1,260,000		1,403,768	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes (USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	2,160,000		2,566,253	(a)(g)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds (3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,130,000		2,311,050	(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds (3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	660,000		833,250	(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	760,000		843,600	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	760,000		802,789
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	490,000		579,559
Santander UK Group Holdings PLC, Junior Subordinated Bonds (GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	1,240,000	GBP	1,743,469	(c)(g)(h)
Sberbank of Russia Via SB Capital SA, Subordinated Notes (5 year Treasury Constant Maturity Rate + 4.023%)	5.500%	2/26/24	2,700,000		2,770,375	(c)(g)
Shinhan Bank, Subordinated Notes	3.875%	3/24/26	400,000		409,338	(a)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	1,000,000		1,023,704	(a)

Total Banks					33,402,580

Capital Markets - 2.7%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	840,000		943,110
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,580,000		1,702,450
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		338,324
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,543,935
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,800,000		3,699,680
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	1,830,000		1,898,830	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		483,230
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	3,250,000		3,455,779	(a)

Total Capital Markets					14,065,338

Consumer Finance - 2.4%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	129,000		145,770
American Express Co., Junior Subordinated Notes (3 mo. USD LIBOR + 3.428%)	5.200%	11/15/19	540,000		556,875	(g)(h)
American Express Co., Notes	7.000%	3/19/18	260,000		267,510
DAE Funding LLC, Senior Notes	4.500%	8/1/22	2,850,000		2,914,125	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	2,810,000		2,880,250	(a)
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,420,000		1,501,650	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,103,769
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	840,000		883,050
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		265,500
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,760,000		1,632,400	(a)

Total Consumer Finance					12,150,899

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - 3.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	580,000		$609,814
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	640,000		690,547
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	180,000		192,011
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	2,070,000		1,976,850	(a)
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	1,340,000		1,395,275	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		980,000
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	230,000		245,485
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,620,000		3,074,693
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	580,000		657,322
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	1,020,000		1,053,150	(a)
Nationwide Building Society, Junior Subordinated Notes (GBP 5 year swap rate + 4.880%)	6.875%	6/20/19	1,080,000	GBP	1,455,218	(c)(g)(h)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	1,000,000		1,035,000	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	1,920,000		2,008,800	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	3,520,000		3,669,600	(a)

Total Diversified Financial Services					19,043,765

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	650,000		671,125	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	410,000	GBP	543,426	(c)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	680,000		581,400

Total Insurance					1,795,951

TOTAL FINANCIALS					80,458,533

HEALTH CARE - 6.5%
Biotechnology - 0.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	580,000		583,335	(a)

Health Care Equipment & Supplies - 0.2%
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,030,000		1,127,850	(a)

Health Care Providers & Services - 3.4%
BioScrip Inc., First Lien Notes (1 month USD Libor + 7.000%)	8.224%	6/30/22	3,465,000		3,433,815	(d)(e)(g)(m)
Centene Corp., Senior Notes	5.625%	2/15/21	830,000		865,275
Centene Corp., Senior Notes	4.750%	5/15/22	920,000		970,140
Centene Corp., Senior Notes	6.125%	2/15/24	630,000		679,612
Centene Corp., Senior Notes	4.750%	1/15/25	3,470,000		3,591,450
DaVita Inc., Senior Notes	5.750%	8/15/22	650,000		670,719
DaVita Inc., Senior Notes	5.125%	7/15/24	1,210,000		1,237,225
DaVita Inc., Senior Notes	5.000%	5/1/25	2,010,000		2,042,763
HCA Inc., Senior Secured Notes	5.250%	6/15/26	820,000		884,575
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,082,777
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	290,000		313,200	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	540,000		568,350

Total Health Care Providers & Services					17,339,901

Pharmaceuticals - 2.8%
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	2,500,000		2,115,231
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,760,000		1,764,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	510,000		507,603	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	940,000		925,900	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	310,000		298,375	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	4,820,000		4,603,100	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	750,000		643,125	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,630,000		2,228,925	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	1,200,000		1,276,500	(a)

Total Pharmaceuticals					14,363,159

TOTAL HEALTH CARE					33,414,245

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INDUSTRIALS - 8.2%
Aerospace & Defense - 0.3%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,700,000		$1,725,500	(a)

Air Freight & Logistics - 0.3%
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,330,000		1,393,175	(a)

Airlines - 0.1%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	316,175		323,981	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	217,247		248,747

Total Airlines					572,728

Building Products - 0.3%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	660,000		684,750	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	980,000		1,035,125	(a)

Total Building Products					1,719,875

Commercial Services & Supplies - 1.7%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,170,000		1,208,025	(a)
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	1,230,000		1,223,850
Garda World Security Corp., Senior Notes	7.250%	11/15/21	590,000		599,588	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,730,000		1,868,400	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	232,000		242,556
West Corp., Senior Notes	5.375%	7/15/22	3,550,000		3,598,812	(a)

Total Commercial Services & Supplies					8,741,231

Construction & Engineering - 0.3%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	910,000		941,850	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes (8.875% Cash or 9.625% PIK)	8.875%	4/15/19	305,320		304,938	(a)(b)

Total Construction & Engineering					1,246,788

Electrical Equipment - 0.1%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	200,000	EUR	248,436	(a)

Industrial Conglomerates - 0.1%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	400,000		447,500	(a)

Machinery - 2.1%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	3,420,000		3,531,150	(a)
BlueLine Rental Finance Corp/BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,180,000		2,385,792	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	710,000		672,725	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	880,000		937,750
Tennant Co., Senior Notes	5.625%	5/1/25	2,140,000		2,244,325	(a)
Terex Corp., Senior Notes	5.625%	2/1/25	840,000		880,950	(a)

Total Machinery					10,652,692

Marine - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,430,000		1,190,475	(a)

Road & Rail - 0.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,787,000		2,738,228	(a)

Trading Companies & Distributors - 1.2%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	600,000		615,948	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	2,150,000		2,195,687	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	2,020,000		2,098,275
H&E Equipment Services Inc., Senior Notes	5.625%	9/1/25	1,370,000		1,417,950	(a)

Total Trading Companies & Distributors					6,327,860

Transportation - 0.6%
Mexico City Airport Trust, Senior Secured Bonds	5.500%	10/31/46	1,690,000		1,753,375	(a)
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	750,000		776,250	(a)
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% PIK)	10.000%	4/1/20	997,091		443,706	(a)(b)

Total Transportation					2,973,331

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Transportation Infrastructure - 0.4%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	480,000	$503,059	(a)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	1,240,000	1,275,216	(a)

Total Transportation Infrastructure				1,778,275

TOTAL INDUSTRIALS				41,756,094

INFORMATION TECHNOLOGY - 1.8%
Electronic Equipment, Instruments & Components - 0.3%
CDW LLC/CDW Finance Corp., Senior Notes	5.000%	9/1/25	1,280,000	1,340,800

Internet Software & Services - 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	959,200

IT Services - 0.2%
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,000,000	1,044,990	(a)

Software - 0.3%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	1,520,000	1,575,100	(a)

Technology Hardware, Storage & Peripherals - 0.8%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	970,000	1,019,422	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	940,000	1,041,729	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	410,000	413,934
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	1,330,000	1,296,708
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	630,000	595,832

Total Technology Hardware, Storage & Peripherals				4,367,625

TOTAL INFORMATION TECHNOLOGY				9,287,715

MATERIALS - 10.7%
Chemicals - 1.7%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	617,000	646,308	(a)
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	1,060,000	1,201,775	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000	590,861	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	510,000	548,888	(a)
OCP SA, Senior Notes	5.625%	4/25/24	1,250,000	1,354,562	(a)
OCP SA, Senior Notes	4.500%	10/22/25	1,070,000	1,083,694	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,650,000	1,755,187	(a)
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	1,220,000	1,252,788	(a)

Total Chemicals				8,434,063

Construction Materials - 0.3%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	580,000	599,720	(a)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	240,000	248,160	(c)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	870,000	918,285	(a)

Total Construction Materials				1,766,165

Containers & Packaging - 1.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	800,000	885,480	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,950,000	3,149,125	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	510,000	580,125

Pactiv LLC, Senior Notes	7.950%	12/15/25	2,220,000	2,494,725
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	1,515,000	1,643,775	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	160,000	173,712	(c)

Total Containers & Packaging				8,926,942

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - 6.4%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	890,000	$981,225	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,870,000	2,099,075	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,240,000	1,270,752	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	520,000	540,150	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,470,000	1,567,314	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	200,000	211,000	(a)
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	1,140,000	1,353,750
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,790,000	1,839,225	(a)
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	490,000	498,207
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	830,000	834,565
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	2,380,000	2,591,225
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	680,000	676,600
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,990,000	1,860,650
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	880,000	950,400	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	470,000	520,525	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,086,308	20,368	*(a)(i)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	13,946	0	(a)(d)(e)(f)
Novelis Corp., Senior Notes	5.875%	9/30/26	880,000	919,600	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000	895,567
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,380,000	2,553,008
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,520,000	1,755,600	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	460,000	508,300
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,660,000	4,922,125
Vale SA, Senior Notes	5.625%	9/11/42	3,280,000	3,353,800

Total Metals & Mining				32,723,031

Paper & Forest Products - 0.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	264,000	288,784
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000	212,750
Inversiones CMPC SA, Notes	4.375%	5/15/23	460,000	480,095	(a)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	710,000	713,771	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	500,000	525,355	(a)
Mercer International Inc., Senior Notes	6.500%	2/1/24	750,000	783,750	(a)

Total Paper & Forest Products				3,004,505

TOTAL MATERIALS				54,854,706

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 0.6%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	110,000	113,025
CoreCivic Inc., Senior Notes	5.000%	10/15/22	570,000	592,800
CoreCivic Inc., Senior Notes	4.625%	5/1/23	600,000	612,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	930,000	950,925
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	780,000	851,175

Total Equity Real Estate Investment Trusts (REITs)				3,119,925

Real Estate Management & Development - 0.6%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,820,000	1,870,050
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,190,000	1,282,225	(a)

Total Real Estate Management & Development				3,152,275

TOTAL REAL ESTATE				6,272,200

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
TELECOMMUNICATION SERVICES - 10.5%
Diversified Telecommunication Services - 5.1%
British Telecommunications PLC, Bonds	9.125%	12/15/30	240,000	$372,162
CenturyLink Inc., Senior Notes	7.650%	3/15/42	3,255,000	2,880,675
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,410,000	1,480,500	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	700,000	669,812
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,740,000	2,956,597	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	268,071
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	3,700,000	1,285,750	*(a)(i)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,000,000	347,500	*(c)(i)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	620,000	660,281	(a)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	780,000	975,000
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	5,740,000	6,235,075	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000	3,230,948
Windstream Services LLC, Senior Notes	7.750%	10/15/20	4,850,000	4,343,757
Windstream Services LLC, Senior Notes	6.375%	8/1/23	670,000	520,925

Total Diversified Telecommunication Services				26,227,053

Wireless Telecommunication Services - 5.4%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	1,010,000	1,108,677	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	844,000	850,482
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	380,000	441,161	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,210,000	1,327,975	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	2,017,000	2,485,953	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	560,000	617,400
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,160,000	1,441,300
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,410,000	2,605,812	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,650,000	1,812,938
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,455,000	4,396,487
Sprint Corp., Senior Notes	7.250%	9/15/21	1,440,000	1,591,200
Sprint Corp., Senior Notes	7.875%	9/15/23	2,960,000	3,389,585
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	1,940,000	1,973,368	(a)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	750,000	792,188
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000	931,404	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	450,000	518,274	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,050,000	1,209,306	(c)

Total Wireless Telecommunication Services				27,493,510

TOTAL TELECOMMUNICATION SERVICES				53,720,563

UTILITIES - 2.6%
Electric Utilities - 1.4%
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	600,000	660,000	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000	446,647
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	650,000	730,275	(c)
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,410,000	1,029,300
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,000,000	2,145,000	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,840,000	2,042,400

Total Electric Utilities				7,053,622

Gas Utilities - 0.6%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	2,190,000	2,168,100
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	950,000	980,761	(a)

Total Gas Utilities				3,148,861

Independent Power and Renewable Electricity Producers - 0.6%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,312,601	3,163,534

TOTAL UTILITIES				13,366,017

TOTAL CORPORATE BONDS & NOTES (Cost - $450,400,345)				489,894,615

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONVERTIBLE BONDS & NOTES - 1.1%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Oasis Petroleum Inc., Senior Notes	2.625%	9/15/23	2,120,000	$1,968,950

HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	1,070,000	1,060,638	(a)

INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	550,000	530,062	(a)

Semiconductors & Semiconductor Equipment - 0.4%
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	980,000	1,171,100	(a)
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	990,000	1,106,944	(a)

Total Semiconductors & Semiconductor Equipment				2,278,044

TOTAL INFORMATION TECHNOLOGY				2,808,106

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $5,912,818)				5,837,694

SENIOR LOANS - 4.4%
CONSUMER DISCRETIONARY - 2.2%
Auto Components - 0.3%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	3.490%	4/6/24	1,485,000	1,482,680	(g)(j)(k)

Hotels, Restaurants & Leisure - 0.3%
Landry’s Inc., 2016 Term Loan B (2 mo. LIBOR + 2.750%)	3.968 - 4.008%	10/4/23	1,496,203	1,493,398	(g)(j)(k)

Media - 0.4%
Charter Communications Operating LLC, 2016 Term Loan I Add (1 mo. LIBOR + 2.250%)	3.489%	1/15/24	1,997,475	2,008,433	(g)(j)(k)

Specialty Retail - 1.2%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.240%	3/11/22	4,463,142	3,953,228	(g)(j)(k)(l)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.500%)	3.750%	7/5/24	1,700,000	1,711,688	(g)(j)(k)
Spencer Gifts LLC, Second Lien Term Loan (2 mo. LIBOR + 8.250%)	9.510%	6/29/22	790,000	462,150	(d)(g)(j)(k)

Total Specialty Retail				6,127,066

Textiles, Apparel & Luxury Goods - 0.0%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.820%	10/28/20	596,275	255,404	(g)(j)(k)

TOTAL CONSUMER DISCRETIONARY				11,366,981

ENERGY - 0.2%
Energy Equipment & Services - 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	494,945	383,582	*(d)

Oil, Gas & Consumable Fuels - 0.1%
Blue Ridge Mountain Resources Inc., Exit Term Loan (LIBOR + 7.000% Cash, LIBOR + 7.000% PIK)	16.624%	5/6/19	343,123	341,407	(b)(d)(e)(g)(j)(k)

Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	8.814%	8/23/21	530,000	567,100	(g)(j)(k)

Total Oil, Gas & Consumable Fuels				908,507

TOTAL ENERGY				1,292,089

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.4%
First Data Corp., 2017 Term Loan (1 mo. LIBOR + 2.500%)	3.736%	4/26/24	1,976,286		$1,979,870	(g)(j)(k)

TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.5%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	2.750%	1/31/25	3,260,000		3,192,763	(g)(j)(k)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.485%	2/22/24	1,500,000		1,501,407	(g)(j)(k)
Unitymedia Hessen GmbH & Co. KG, Term Loan B	—	9/30/25	2,320,000		2,312,388	(l)
Windstream Services LLC, Repriced Term Loan B6 (3 mo. LIBOR + 4.000%)	5.230 - 5.270%	3/29/21	470,000		432,008	(g)(j)(k)

TOTAL TELECOMMUNICATION SERVICES					7,438,566

UTILITIES - 0.1%
Electric Utilities - 0.1%
Panda Temple Power LLC, 2015 Term Loan B (3 mo. ICE LIBOR + 6.250% PIK)	7.397%	3/4/22	883,169		649,129	*(b)(d)(g)(i)(j)(k)

TOTAL SENIOR LOANS (Cost - $24,072,499)					22,726,635

SOVEREIGN BONDS - 23.6%
Argentina - 5.3%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	3,280,000		3,615,216	(a)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	960,000		1,107,840	(c)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	3,600,000		4,158,000	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	730,000		781,830	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	21,300,000	ARS	1,226,190
Republic of Argentina, Bonds	18.200%	10/3/21	19,425,000	ARS	1,151,978
Republic of Argentina, Senior Bonds (Argentina BADLAR Private Deposit Rate + 2.500%)	22.777%	3/11/19	7,120,000	ARS	402,000	(g)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	1,450,000		1,578,869
Republic of Argentina, Senior Bonds	5.625%	1/26/22	620,000		650,070
Republic of Argentina, Senior Bonds	7.500%	4/22/26	4,760,000		5,333,580
Republic of Argentina, Senior Bonds	7.125%	7/6/36	760,000		798,380
Republic of Argentina, Senior Bonds	7.625%	4/22/46	620,000		680,450
Republic of Argentina, Senior Notes	6.875%	1/26/27	870,000		938,730
Republic of Argentina, Senior Notes	8.280%	12/31/33	4,192,094		4,873,309

Total Argentina					27,296,442

Armenia - 0.2%
Republic of Armenia, Senior Notes	6.000%	9/30/20	820,000		872,308	(c)

Brazil - 1.1%
Federative Republic of Brazil, Notes	10.000%	1/1/21	426,000	BRL	138,593
Federative Republic of Brazil, Notes	10.000%	1/1/23	12,677,000	BRL	4,081,600
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	201,556		206,595
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,000,000		1,011,250

Total Brazil					5,438,038

Colombia - 1.5%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		672,384
Republic of Colombia, Senior Bonds	7.375%	9/18/37	4,542,000		6,040,860
Republic of Colombia, Senior Notes	7.375%	3/18/19	753,000		816,252

Total Colombia					7,529,496

Costa Rica - 0.3%
Republic of Costa Rica, Notes	7.000%	4/4/44	1,480,000		1,561,400	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Croatia - 0.3%
Republic of Croatia, Senior Notes	6.625%	7/14/20	630,000		$697,133	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		500,609	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	410,000		456,110	(a)

Total Croatia					1,653,852

Dominican Republic - 0.8%
Dominican Republic, Senior Notes	5.500%	1/27/25	120,000		127,500	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	3,630,000		4,092,825	(a)

Total Dominican Republic					4,220,325

Ecuador - 0.7%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	1,650,000		1,771,687	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	890,000		979,000	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	630,000		618,975	(c)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	400,000		421,500	(a)

Total Ecuador					3,791,162

Gabon - 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	250,000		247,125	(a)

Ghana - 0.3%
Republic of Ghana, Bonds	8.125%	1/18/26	270,000		287,215	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	920,000		1,193,976	(a)
Republic of Ghana, Senior Notes	9.250%	9/15/22	230,000		256,266	(a)

Total Ghana					1,737,457

Guatemala - 0.4%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	2,270,000		2,252,975	(a)

Honduras - 0.5%
Republic of Honduras, Senior Notes	7.500%	3/15/24	400,000		456,000	(c)
Republic of Honduras, Senior Notes	6.250%	1/19/27	1,700,000		1,838,584	(a)

Total Honduras					2,294,584

Hungary - 0.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	942,000		1,102,162
Republic of Hungary, Senior Notes	5.375%	3/25/24	300,000		346,552

Total Hungary					1,448,714

Indonesia - 2.0%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	265,000		270,161	(c)
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	209,000,000	IDR	17,306
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	4,635,000		5,934,371	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,369,000		3,905,735	(a)

Total Indonesia					10,127,573

Ivory Coast - 0.3%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	1,322,050		1,316,973	(c)

Jamaica - 0.2%
Government of Jamaica, Senior Notes	8.000%	3/15/39	750,000		926,302

Jordan - 0.2%
Kingdom of Jordan, Senior Notes	5.750%	1/31/27	850,000		848,329	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Kenya - 0.1%
Republic of Kenya, Senior Notes	6.875%	6/24/24	530,000		$557,163	(a)

Lithuania - 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	2,160,000		2,436,270	(a)

Mexico - 0.0%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		150,691

Nigeria - 0.4%
Republic of Nigeria, Notes	7.875%	2/16/32	1,800,000		2,010,924	(a)

Panama - 0.1%
Republic of Panama, Senior Bonds	6.700%	1/26/36	460,000		616,400

Paraguay - 0.2%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	730,000		792,050	(a)

Peru - 1.3%
Republic of Peru, Senior Bonds	7.350%	7/21/25	1,250,000		1,651,875
Republic of Peru, Senior Bonds	4.125%	8/25/27	1,000,000		1,113,500
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,604,000		4,114,320

Total Peru					6,879,695

Poland - 1.4%
Republic of Poland, Bonds	4.000%	10/25/23	17,590,000	PLN	5,270,393
Republic of Poland, Senior Notes	6.375%	7/15/19	400,000		434,911
Republic of Poland, Senior Notes	5.125%	4/21/21	1,390,000		1,537,915

Total Poland					7,243,219

Russia - 3.0%
Russian Federal Bond, Bonds	7.050%	1/19/28	393,160,000	RUB	6,550,362
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	42,000		74,207	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	3,076,460		3,697,732	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	5.875%	9/16/43	4,400,000		5,135,742	(a)

Total Russia					15,458,043

Senegal - 0.1%
Republic of Senegal, Bonds	6.250%	7/30/24	450,000		481,838	(c)

Sri Lanka - 0.6%
Republic of Sri Lanka, Senior Bonds	6.825%	7/18/26	1,940,000		2,134,388	(a)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	760,000		820,077	(c)
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	200,000		213,021	(c)

Total Sri Lanka					3,167,486

Turkey - 0.9%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	260,000		281,167
Republic of Turkey, Senior Bonds	4.250%	4/14/26	2,000,000		1,961,752
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		933,271
Republic of Turkey, Senior Notes	4.875%	10/9/26	1,250,000		1,272,474

Total Turkey					4,448,664

Ukraine - 0.1%
Republic of Ukraine, Senior Notes	7.750%	9/1/20	550,000		574,679	(a)

Venezuela - 0.4%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	6,000,000		2,160,000	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Vietnam - 0.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	200,000	$218,948	(c)

TOTAL SOVEREIGN BONDS (Cost - $109,753,209)				120,759,125

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.8%
U.S. Government Obligations - 5.8%
U.S. Treasury Notes	1.375%	9/30/20	2,100,000	2,094,791
U.S. Treasury Notes	1.375%	10/31/20	2,500,000	2,492,236
U.S. Treasury Notes	1.375%	1/31/21	3,000,000	2,986,348
U.S. Treasury Notes	1.125%	9/30/21	2,500,000	2,451,466
U.S. Treasury Notes	1.875%	1/31/22	3,000,000	3,027,305
U.S. Treasury Notes	1.750%	6/30/22	2,500,000	2,505,078
U.S. Treasury Notes	2.125%	6/30/22	3,000,000	3,057,070
U.S. Treasury Notes	2.000%	11/30/22	2,650,000	2,682,401
U.S. Treasury Notes	1.625%	5/31/23	3,000,000	2,968,711
U.S. Treasury Notes	2.125%	3/31/24	3,250,000	3,293,799
U.S. Treasury Notes	2.125%	7/31/24	2,000,000	2,023,945

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $29,335,801)				29,583,150

			SHARES
COMMON STOCKS - 1.0%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			65,403	478,750	*(d)(e)

ENERGY - 0.9%
Energy Equipment & Services - 0.1%
Hercules Offshore Inc. (Escrow)			37,071	10,454	*(d)(e)
KCAD Holdings I Ltd.			77,972,021	288,496	*(d)(e)

Total Energy Equipment & Services				298,950

Oil, Gas & Consumable Fuels - 0.8%
Berry Petroleum Co.			77,509	755,713	*(d)
Blue Ridge Mountain Resources Inc.			175,718	1,546,318	*
Frontera Energy Corp.			35,250	1,055,305	*(e)
Frontera Energy Corp.			25,653	714,180	*
MWO Holdings LLC			417	61,528	*(d)(e)

Total Oil, Gas & Consumable Fuels				4,133,044

TOTAL ENERGY				4,431,994

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.			43,516	102,263	*(d)(e)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			724	0	*(a)(d)(e)(f)

TOTAL INDUSTRIALS				102,263

TOTAL COMMON STOCKS (Cost - $11,175,194)				5,013,007

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY‡	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		84,362	$906,892	(b)(d)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		1,264	13,588	(b)(d)(m)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $786,160)				920,480

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	7.542%		5,950	161,126	(g)

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%		19,340,900	193,409	*(d)(e)

TOTAL PREFERRED STOCKS (Cost - $1,729,422)				354,535

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	9,125	47,906

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $633,165,448)				675,137,147

			SHARES
SHORT-TERM INVESTMENTS - 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $2,225,728)	0.934%		2,225,728	2,225,728

TOTAL INVESTMENTS - 132.3% (Cost - $635,391,176)				677,362,875
Liabilities in Excess of Other Assets - (32.3)%				(165,222,675)

TOTAL NET ASSETS - 100.0%				$512,140,200

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Value is less than $1.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	The coupon payment on these securities is currently in default as of August 31, 2017.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of August 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(m)	Restricted security (Note 2).

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2017

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
RUB	— Russian Ruble

SCHEDULE OF WRITTEN OPTIONS
SCHEDULE OF EXCHANGE-TRADED WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	NOTIONAL AMOUNT	VALUE
Euro Currency Futures, Call (Premiums received - $105,242)	10/6/17	$1.19	68	$8,500,000	$137,700

TOTAL WRITTEN OPTIONS (Premiums received - $105,242)					$137,700

At August 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	109,700,000	USD	1,691,596	JPMorgan Chase & Co.	9/15/17	$22,371
USD	1,710,748	INR	109,700,000	JPMorgan Chase & Co.	9/15/17	(3,219)
EUR	8,760,000	USD	10,092,641	Barclays Bank PLC	10/19/17	360,244
EUR	84,518	USD	100,000	Barclays Bank PLC	10/19/17	851
USD	5,323,590	GBP	4,103,434	Barclays Bank PLC	10/19/17	9,501

Total						$389,748

Abbreviations used in this table:

EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
USD	— United States Dollar

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$80,812,556	$937,444		$81,750,000
Energy	—	102,975,648	0	*	102,975,648
Health Care	—	29,980,430	3,433,815		33,414,245
Materials	—	54,854,706	0	*	54,854,706
Other Corporate Bonds & Notes	—	216,900,016	—		216,900,016
Convertible Bonds & Notes	—	5,837,694	—		5,837,694
Senior Loans:
Consumer Discretionary	—	10,904,831	462,150		11,366,981
Energy	—	567,100	724,989		1,292,089
Utilities	—	—	649,129		649,129
Other Senior Loans	—	9,418,436	—		9,418,436
Sovereign Bonds	—	120,759,125	—		120,759,125
U.S. Government & Agency Obligations	—	29,583,150	—		29,583,150
Common Stocks:
Consumer Discretionary	—	—	478,750		478,750
Energy	$2,260,498	1,055,305	1,116,191		4,431,994
Industrials	—	—	102,263		102,263
Convertible Preferred Stocks	—	—	920,480		920,480
Preferred Stocks:
Financials	161,126	—	—		161,126
Industrials	—	—	193,409		193,409
Warrants	—	47,906	—		47,906

Total Long-Term Investments	2,421,624	663,696,903	9,018,620		675,137,147

Short-Term Investments†	2,225,728	—	—		2,225,728

Total Investments	$4,647,352	$663,696,903	$9,018,620		$677,362,875

Other Financial Instruments:
Forward Foreign Currency Contracts	—	392,967	—		392,967

Total	$4,647,352	$664,089,870	$9,018,620		$677,755,842

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Written Options	$137,700	—	—		$137,700
Forward Foreign Currency Contracts	—	$3,219	—		3,219

Total	$137,700	$3,219	—		$140,919

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	MATERIALS
Balance as of May 31, 2017	$1,153,174	$157,487	—	$0	*
Accrued premiums/discounts	7,946	—	$978	—
Realized gain (loss)	—	(790,988)	—	—
Change in unrealized appreciation (depreciation)[1]	(7,946)	874,263	2,487	—
Purchases	40,809	—	3,430,350	—
Sales	(256,539)	(240,762)	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of August 31, 2017	$937,444	$0 *	$3,433,815	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2017[1]	$(7,946)	—	$2,487	—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	UTILITIES
Balance as of May 31, 2017	$918,301	$334,385	$933,240	—
Accrued premiums/discounts	2,561	755	285	—
Realized gain (loss)	95	—	5,387	—
Change in unrealized appreciation (depreciation)[1]	(201,878)	(790)	(14,912)	—
Purchases	—	7,057	—	—
Sales	(1,525)	—	(924,000)	—
Transfers into Level 3[2]	—	383,582	—	$649,129
Transfers out of Level 3[3]	(255,404)	—	—	—

Balance as of August 31, 2017	$462,150	$724,989	—	$649,129

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2017[1]	$(130,473)	$(790)	—	—

	COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS
Balance as of May 31, 2017	$481,366	$1,322,951	$153,000	$128,807	$0	*
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	55,795	—	(230,080)
Change in unrealized appreciation (depreciation)[1]	(2,616)	(206,760)	(55,439)	(26,544)	230,080
Purchases	—	—	—	—	—
Sales	—	—	(153,356)	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of August 31, 2017	$478,750	$1,116,191	—	$102,263	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2017[1]	$(2,616)	$(206,760)	—	$(26,544)	—

Notes to Schedule of Investments (unaudited) (continued)

	CONVERTIBLE PREFERRED STOCKS	PREFERRED STOCKS
INVESTMENTS IN SECURITIES (cont’d)	ENERGY	INDUSTRIALS	TOTAL
Balance as of May 31, 2017	$1,134,544	$193,409	$6,910,664
Accrued premiums/discounts	—	—	12,525
Realized gain (loss)	—	—	(959,791)
Change in unrealized appreciation (depreciation)[1]	(214,064)	—	375,881
Purchases	—	—	3,478,216
Sales	—	—	(1,576,182)
Transfers into Level 3[2]	—	—	1,032,711
Transfers out of Level 3[3]	—	—	(255,404)

Balance as of August 31, 2017	$920,480	$193,409	$9,018,620

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2017[1]	$(214,064)	—	$(586,706)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/ Face Amount	Acquisition Date	Cost	Value at 8/31/2017		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co.	1,264	2/17	$12,640	$13,588		$10.75	0.00%
BioScript Inc., First Lien Notes, 8.224%, due 6/30/22	3,465,000	6/17	3,431,328	3,433,815	(a)	99.10	0.67%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 25, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 25, 2017